ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated January 13, 2014 to the Current Prospectus,
Summary Prospectus, and Statement of Additional Information

Effective immediately, Douglas Lopez and Terence Reidt, of Bradford & Marzec LLC, no longer serve as portfolio managers of the Portfolio. Due to this change, all references to Mr. Lopez and Mr. Reidt are removed. Jeffrey Brothers, CFA, N. Graham Allen, FCMA, and Drew Sweeney continue to serve as co-portfolio managers.

ASTSUP20